ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:    April 1, 2002 - April 30, 2002
                      ------------------------------

SETTLEMENT DATE:                15-May-02
                      ------------------------------

A.       SERIES INFORMATION

         Advanta Leasing Receivables Corp. VIII and
         ADVANTA LEASING RECEIVABLES CORP. IX
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1999-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)         Beginning Aggregate Contract Principal Balance .........................                       $ 8,193,578.67
                                                                                                                     ---------------
         (b.)         Contract Principal Balance of all Collections allocable to Contracts ...                       $   760,651.96
                                                                                                                     ---------------
         (c.)         Contract Principal Balance of Charged-Off Contracts ....................                       $    37,774.49
                                                                                                                     ---------------
         (e.)         Ending Aggregate Contract Principal Balance of all Contracts as of
                      this Settlement Date ...................................................                       $ 7,395,152.22
                                                                                                                     ---------------

                      BALANCES ON THIS SETTLEMENT DATE

         (d.)         Class A Principal Balance as of this
                      Settlement Date (Class A Note Factor) ..................   0.0538424                           $ 5,323,725.02
                                                                                 ---------                           ---------------
         (e1.)        Ending Class A-1 Principal Balance .....................   0.0000000      $           --
                                                                                 ---------      --------------
         (e2.)        Ending Class A-2 Principal Balance .....................   0.0000000      $           --
                                                                                 ---------      --------------
         (e3.)        Ending Class A-3 Principal Balance .....................   0.5636131      $ 5,323,725.02
                                                                                 ---------      --------------
         (f.)         Ending Class B Principal Balance as of this
                      Settlement Date (Class B Note Factor) ..................   0.1785714                           $ 2,071,427.21
                                                                                 ---------                           ---------------

II.      COMPLIANCE RATIOS

         (a.)         Aggregate Contract Balance Remaining ("CBR") of all
                      Contracts ..............................................................                       $ 7,814,852.44
                                                                                                                     ---------------
         (b.)         CBR of Contracts 1 - 30 days delinquent ................................                       $   761,553.87
                                                                                                                     ---------------
         (c.)         % of Delinquent Contracts 1 - 30 days as of the related
                      Calculation Date .......................................................                                 9.75%
                                                                                                                     ---------------
         (d.)         CBR of Contracts 31 - 60 days delinquent ...............................                       $   384,078.08
                                                                                                                     ---------------
         (e.)         % of Delinquent Contracts 31 - 60 days as of the related
                      Calculation Date .......................................................                                 4.91%
                                                                                                                     ---------------
         (f.)         CBR of Contracts 61 - 90 days delinquent ...............................                       $   158,854.97
                                                                                                                     ---------------
         (g.)         % of Delinquent Contracts 61 - 90 days as of the related
                      Calculation Date .......................................................                                 2.03%
                                                                                                                     ---------------
         (h.)         CBR of Contracts > 91 days delinquent ..................................                       $   105,750.74
                                                                                                                     ---------------
         (i.)         % of Delinquent Contracts > 91 days as of the related
                      Calculation Date .......................................................                                 1.35%
                                                                                                                     ---------------
         (j1.)        % of Delinquent Contracts 31 days or more as of the related
                      Calculation Date .......................................................                                 8.30%
                                                                                                                     ---------------
         (j2.)        Month 2: ...............................................     Mar-02                                      8.96%
                                                                                 ---------                           ---------------
         (j3.)        Month 3: ...............................................     Feb-02                                      9.07%
                                                                                 ---------                           ---------------
         (j4.)        Three month rolling average % of Delinquent Contracts 31 days or
                      more ...................................................................                                 8.78%
                                                                                                                     ---------------
         (k1.)        Net Charge-Off % for the related Collection Period
                      (annualized 30/360) * ..................................................                                 0.00%
                                                                                                                     ---------------
         (k2.)        Month 2: ...............................................     Mar-02                                      0.00%
                                                                                 ---------                           ---------------
         (k3.)        Month 3: ...............................................     Feb-02                                      0.00%
                                                                                 ---------                           ---------------
         (k4.)        Three month rolling average % for Defaulted Contracts ..................                                 0.00%
                                                                                                                     ---------------
                      *Note:  Current Month Net Charge-off % is negative 3.3799% reported as zero (April, 2002)

                      Does the Cumulative Loss % exceed

         (l1.)        The Loss Trigger Level % from Beginning Period to and including 12th
                      Collection Period ?   Y or N ...........................................                               n/a
                                                                                                                     ---------------
         (l2.)        The Loss Trigger Level % from 13th Collection Period to and
                      including 24th Collection Period ? Y or N. ............................                               n/a
                                                                                                                     ---------------
         (l3.)        The Loss Trigger Level % from 25th Collection Period and
                      thereafter ?  Y or N ...................................................                               NO
                                                                                                                     ---------------
         (m1.)        Residual Realization for the related Collection Period .................                               137.67%
                                                                                                                     ---------------
         (m2.)        Month 2: ...............................................     Mar-02                                    130.87%
                                                                                 ---------                           ---------------
         (m3.)        Month 3: ...............................................     Feb-02                                    131.92%
                                                                                 ---------                           ---------------
         (m4.)        Three month rolling average Residual Realization Ratio .................                               133.49%
                                                                                                                     ---------------
         (n.)         Does the three month rolling Residual Realization ratio exceed 100%
                      Y or N .................................................................                              YES
                                                                                                                     ---------------
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
III.     FLOW OF FUNDS

         (1.)         The amount on deposit in Available Funds ...............................                       $ 1,145,298.99
                                                                                                                     ---------------
         (2.)         The prepayment amounts deposited, if any, by the Issuers' to the
                      Collection Account for removal of defaulted contracts ..................                       $           --
                                                                                                                     ---------------
         (3.)         Total deposits in the Collection Account to be used as available
                      funds on this Payment Date .............................................                       $ 1,145,298.99
                                                                                                                     ---------------
         (a.)         To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid
                      Balance ................................................................                       $    12,185.18
                                                                                                                     ---------------
         (b.)         To the Servicer, the Servicing Fee and miscellaneous amounts, if any ...                       $     6,827.98
                                                                                                                     ---------------
                      To Series 1999-1 Noteholders:

         (c.)         To Class A, the total Class A Note Interest and Class A Overdue
                      Interest for the related period ........................................                       $     35,202.37
                                                                                                                     ---------------
                              Interest on Class A-1 Notes ....................................  $           --
                                                                                                --------------
                              Interest on Class A-2 Notes ....................................  $           --
                                                                                                --------------
                              Interest on Class A-3 Notes ....................................  $    35,202.37
                                                                                                --------------
         (d.)         Interest on Class B Notes for the related period .......................                       $    12,549.40
                                                                                                                     --------------
         (e.)         To Series 1999-1 Noteholders:
                      -----------------------------
                      To Class A, the total applicable Principal Payment .....................                       $   798,426.45
                                                                                                                     --------------
                              Principal Payment to Class A-1 Noteholders .....................  $           --
                                                                                                --------------
                              Principal Payment to Class A-2 Noteholders .....................  $           --
                                                                                                --------------
                              Principal Payment to Class A-3 Noteholders .....................  $   798,426.45
                                                                                                --------------
                      To Class B for applicable Principal Payment to the extent of the
                      Class B Floor ..........................................................                       $           --
                                                                                                                     --------------
         (f.)         To the Reserve Account :
                      ------------------------
                      The amount needed to increase the amount in the Reserve Account to
                      the Required Reserve ...................................................                       $           --
                                                                                                                     --------------
         (g.)         Upon the occurrence of a Residual Event               the lesser of:
                      ---------------------------------------
                      (A) the remaining Available Funds and ..................................  $           --
                                                                                                --------------
                      (B) the aggregate amount of Residual Receipts included in Available
                          Funds ..............................................................  $           --
                                                                                                --------------
                      To be deposited to the Residual Account.................................                       $           --
                                                                                                                     --------------
         (h.)         To the Issuers, as owner of the Pledged Assets, any remaining
                      Available Funds on deposit in the Collection Account (the "Issuers'
                      Interest") .............................................................                       $   280,107.61
                                                                                                                     --------------

IV.      SERVICER ADVANCES

         (a.)         Aggregate amount of Servicer Advances at the beginning of the
                      Collection Period ......................................................                       $   250,883.77
                                                                                                                     --------------
         (b.)         Servicer Advances reimbursed during the Collection Period ..............                       $    19,671.65
                                                                                                                     --------------
         (c.)         Amount of unreimbursed Service Advances to be reimbursed on the
                      Settlement Date ........................................................                       $    12,185.18
                                                                                                                     --------------
         (d.)         Servicer Advances made during the related Collection Period ............                       $           --
                                                                                                                     --------------
         (e.)         Aggregate amount of Servicer Advances at the end of the Collection
                      Period .................................................................                       $   219,026.94
                                                                                                                     --------------
         (f.)         Amount of delinquent Scheduled Payments for which Servicer Advances
                      were not made ..........................................................                       $           --
                                                                                                                     --------------


V.       RESERVE ACCOUNT

         (a.)         Amount on deposit at the beginning of the related Collection Period ....                       $ 1,104,761.18
                                                                                                                     --------------
         (b.)         Amount of interest earnings reinvested for the related Monthly
                      Period .................................................................                       $     1,602.93
                                                                                                                     --------------
         (c.)         Amounts used to cover shortfalls, if any,  for the related
                      Collection Period ......................................................                       $           --
                                                                                                                     --------------
         (d.)         Amounts transferred from the Collection Account, if applicable .........                       $           --
                                                                                                                     --------------
         (e.)         Balance remaining before calculating Required Reserve Amount ...........                       $ 1,106,364.11
                                                                                                                     --------------
         (f.)         Required Reserve Amount needed as of the related Collection Period .....                       $ 1,104,761.18
                                                                                                                     --------------
         (g1.)        If (e) above is greater than (f), then excess amount to be
                      transferred to the Series Obligors .....................................                       $     1,602.93
                                                                                                                     --------------
         (g2.)        If (e) is greater than (d), then amount of shortfall ...................
                                                                                                                     --------------
         (h.)         Amounts on deposit at the end of the related Collection Period
                      (e minus g1) ...........................................................                       $ 1,104,761.18
                                                                                                                     --------------
         (i.)         Is the Required Reserve Amount equal to the balance in the Reserve
                      Account as of the related Collection period ? Y or N ...................                              YES
                                                                                                                     --------------


VI.      RESIDUAL ACCOUNT

         (a.)         Amount on deposit at the beginning of the related Collection Period ....                       $           --
                                                                                                                     --------------
         (b.)         Amounts transferred from the Collection Account ........................                       $           --
                                                                                                                     --------------
         (c.)         Amounts used to cover shortfalls for the related Collection Period .....                       $           --
                                                                                                                     --------------
         (d.)         Amount on deposit at the end of the related Collection Period ..........                       $           --
                                                                                                                     --------------


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
VII.     ADVANCE PAYMENTS

         (a.)         Beginning aggregate Advance Payments ...................................                       $   158,396.98
                                                                                                                     ---------------
         (b.)         Add:  Amount of Advance Payments collected during the related
                      Collection Period ......................................................                       $   101,131.87
                                                                                                                     ---------------
         (c.)         Add:  Investment earnings for the related  Collection Period ...........                       $           --
                                                                                                                     ---------------
         (d.)         Less: Amount of Advance Payments withdrawn for deposit into Facility
                      Account ................................................................                       $   116,961.16
                                                                                                                     ---------------
         (e.)         Ending aggregate Advance Payments ......................................                       $   142,567.69
                                                                                                                     ---------------


ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

BY:              /s/ Mark Shapiro
                 --------------------------
TITLE:           Asst. Treasurer
                 --------------------------
DATE:            05/10/02
                 --------------------------


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